UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2025
Date of Report (Date of earliest event reported)

Sinclair, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Sinclair Broadcast Group, LLC
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Sinclair Broadcast Group, LLC

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2025, Sinclair, Inc. (the "Company") announced via press release the Company’s financial results for the second quarter ended June 30, 2025. The financial results of the Company’s wholly-owned subsidiary, Sinclair Broadcast Group, LLC (“SBG”), are reflected within the Company’s financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information contained herein and the attached exhibit are furnished under this Item 2.02 of Form 8-K and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company or SBG, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit related to Item 2.02 shall be deemed to be furnished and not filed.

Exhibit No.	Description
99.1	Press Release (dated August 6, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: August 6, 2025